UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) November 1, 2011
TUPPERWARE BRANDS CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	1-11657	36-4062333
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

14901 South Orange Blossom Trail Orlando, Florida	32837
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code 407-826-5050

____________________________________
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

On June 2, 2011, Tupperware Brands Corporation (the "Company") completed the sale of $400 million in aggregate principal amount of 4.750% Senior Notes due June 1, 2021 (the "Notes"). The Notes are guaranteed by the Company's wholly-owned subsidiary, Dart Industries Inc. (the "Guarantor").

In connection with the anticipated registration with the Securities and Exchange Commission on Form S-4 of the Company's 4.750% Senior Notes due June 1, 2021 (the “Exchange Notes”) to be offered in exchange for the Notes, which Exchange Notes will be guaranteed by the Guarantor, the Company is filing this Current Report on Form 8-K to update certain sections within its Form 10-Q for the interim period ended July 2, 2011 ("Q2 2011 Form 10-Q"), to include disclosure of financial statements of the Guarantor, as required by Rule 3-10 of Regulation S-X. The revisions to the Q2 2011 Form 10-Q to reflect the requirements of Rule 3-10 are within a new Note 19 within Part I, Item 1. Financial Statements (Unaudited).

The addition of this disclosure has no impact on the Company's historical consolidated financial position, results of operations or cash flows. This Current Report on Form 8-K neither reclassifies nor restates the Company's previously reported consolidated financial statements for any period. The Q2 2011 Form 10-Q remains unchanged, including Notes 1 through 18 to the Company's consolidated financial statements as originally filed within the Q2 2011 Form 10-Q on August 9, 2011.

This Form 8-K does not reflect events or developments that occurred after August 9, 2011, nor does it modify or update disclosures in any way other than as required by Rule 3-10 of Regulation S-X. The information in this Form 8-K should be read in conjunction with the 2010 Form 10-K, the Q2 2011 Form 10-Q, and other documents filed by the Company with the Securities and Exchange Commission subsequent to the filing of the 2010 Form 10-K. Updates to the Q2 2011 Form 10-Q included in this Form 8-K, as noted above, supersede the corresponding portions of the Q2 2011 Form 10-Q filed on August 9, 2011.

Item 9.01 Financial Statements and Exhibits.

Exhibit No.	Description
99.1	Part I, "Item 1. Financial Statements (Unaudited)" containing Consolidated Financial Statements (as previously reported in the Company's Q2 2011 Form 10-Q) and accompanying revised footnote
101
The following materials from the Company's Current Report on Form 8-K filed with the Securities and Exchange Commission on November 1, 2011 formatted in XBRL (eXtensible Business Reporting Language): (i) Consolidated Statements of Income; (ii) the Consolidated Balance Sheets; (iii) the Consolidated Statements of Cash Flows; and (iv) Notes to the Consolidated Financial Statements.

In accordance with Rule 402 of Regulation S-T, the XBRL related information in Exhibit 101 to this Current Report on Form 8-K shall not be deemed to be "filed" for purposes of Section 18 of the Exchange Act, or otherwise subject to the liability of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended or the Securities Exchange Act of 1934, as amended, except as shall be expressly set forth by specific reference in such filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TUPPERWARE BRANDS CORPORATION

Date: November 1, 2011	By:	/s/ Thomas M. Roehlk
Thomas M. Roehlk
Executive Vice President and Chief Legal Officer and Secretary